Subsequent Event	12 Months Ended
Dec. 31, 2023
Disclosure of events after reporting period [Abstract]
Subsequent Event

21.	SUBSEQUENT EVENT
Acquisiton of Orford Mining Corporation ("Orford")

On January 15, 2024, the Company announced that it had entered into a definitive agreement (the “Agreement”) pursuant to which the Company will acquire all of the issued and outstanding shares of Orford by way of a court-approved plan of arrangement (the “Transaction”). Under the terms of the Agreement, Orford shareholders will receive 0.005588 of the Company's common shares for each Orford share, representing a value of C$0.10 per Orford share at the time of the announcement. The Company currently owns 61,660,902 Orford shares, representing approximately 27.5% of Orford’s basic common shares outstanding. The Transaction is expected to close in April 2024.